Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement"), dated as of September 12, 2007, by and between VirtualScopics, Inc., a Delaware corporation (the "Company"), and each buyer identified on the Schedule of Buyers attached hereto (collectively, the “BUYERS” and each individually, the “BUYER”).

WHEREAS:

A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Buyers the following (as each capitalized term not otherwise defined herein shall have the meaning ascribed to it in the Securities Purchase Agreement):

(i) Series B Convertible Preferred Stock (“Preferred Stock”) of the Company (the “Preferred Stock”) issued pursuant to the Securities Purchase Agreement and the Certificate of Designation of Rights and Preferences of the Company’s Series B Convertible Preferred Stock (the “Certificate of Designation”), and

(ii) Warrants in the amount described in the Securities Purchase Agreement,

where the Preferred Stock is convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation and where each of the Warrants is exercisable into shares of the Company's Common Stock, each upon the terms and conditions and subject to the limitations and conditions set forth in the Warrants, all subject to the terms and conditions of the Securities Purchase Agreement; and

B. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. DEFINITIONS.

a. As used in this Agreement, the following terms shall have the following meanings:

“Additional Registration Statement” shall have the meaning ascribed to it in Section 3(b) below.

“Additional Registration Effectiveness Deadline” shall have the meaning ascribed to it in Section 3(b) below.

“Additional Registration Filing Deadline” shall have the meaning ascribed to it in Section 3(b) below.

"Buyer" means the purchaser of Preferred Stock and Warrants pursuant to the Securities Purchase Agreement specified on the signature page hereof, and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

"Cutback Shares" means any of the Target Registration Amount of Registrable Securities not included in any of the Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415.

“Dividends” shall have the meaning ascribed to it in the Certificate of Designation.

“Dividend Payment Shares” shall mean shares of Common Stock that are used to pay Dividends pursuant to the terms of the Certificate of Designation.

“Effective Date” shall mean the date that the initial Registration Statement is first declared effective by the Commission.

"Effectiveness Period" means, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement and ending on the earliest to occur of (a) the second anniversary of the date hereof, (b) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders of the Registrable Securities included therein, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders.

“Effectiveness Deadline,” (a) with respect to the Initial Registration Statement, shall mean the date that is the 120 days following the date hereof and with respect to any Additional Registration Statements which may be required pursuant to Section 3(b), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above and (b) with respect to any Additional Registration Statement, shall mean the Additional Registration Effectiveness Deadline.

“Exclusion Period” shall have the meaning set forth in Section 3(p) below.

“Filing Deadline” shall mean the Initial Registration Filing Deadline, or any applicable Additional Registration Filing Deadline.

“Initial Registration Filing Deadline” shall mean, with respect to the Initial Registration Statement required hereunder, the 45th calendar day following the date hereof.

“Initial Registration Minimum” means a number of Registrable Securities equal to the lesser of (i) the total number of Registrable Securities and (ii) the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415 as advised by the staff of the Commission in a written comment letter or otherwise.

"Investor" means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10 hereof and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10.

“Plan of Distribution” shall have the meaning set forth in Section 2(a) below.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "Commission").

"Registrable Securities," for a given Registration, means (a) the shares of Common Stock (the “Conversion Shares”) issued or issuable upon full conversion of the Preferred Stock or otherwise pursuant to the Certificate of Designation, for which such Registration is being effected (including, without limitation, any shares issued or issuable as Dividend Payment Shares (as defined above) or as “Payment Shares” or otherwise pursuant to the Securities Purchase Agreement), (b) any shares of Common Stock (the “Warrant Shares”) issued or issuable upon exercise of or otherwise pursuant to the Warrant(s), and (c) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing, (d) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Certificate of Designation or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Certificate of Designation or limitations on exercise set forth in the Warrant), (e) any shares of Common Stock issuable upon exercise of warrants issued to any placement agent as compensation in connection with the financing that is the subject of the Securities Purchase Agreement ("Placement Agent Warrant Shares"), and (f) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

"Registration Statement(s)" means a registration statement(s) of the Company under the 1933 Act.

“Registration Trigger Date” shall have the meaning set forth in Section 3(b) below.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Guidance” means (i) the Securities Act, and (ii) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff.

“SEC Share Reduction” shall have the meaning ascribed to it in Section 2(a) below.

“Securities” shall have the meaning ascribed to it in the Securities Purchase Agreement.

“Target Registration Amount” shall have the meaning set forth in Section 2(a) below.

“Target Registration Shortfall” shall have the meaning set forth in Section 2(a) below.

“Underlying Preferred Shares” means the shares of Common Stock issuable upon conversion of the Preferred Stock and payment of Dividends thereunder.

“Warrants” means the warrants issued by the Company pursuant to the Securities Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2. REGISTRATION.

a. MANDATORY REGISTRATION. Following the Closing of any Preferred Stock pursuant to the Securities Purchase Agreement, the Company shall prepare, and, on or prior to the Initial Registration Filing Deadline (as defined above) file with the Commission a Registration Statement on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, (the “Initial Registration Statement”) covering the resale of the Registrable Securities which Registration Statement, to the extent allowable under the 1933 Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of or otherwise pursuant to the Certificate of Designation and exercise of or otherwise pursuant to the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions and shall contain (unless otherwise directed by at least a two thirds (2/3) in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A. The number of shares of Common Stock initially included in such Registration Statement shall be no less than 150% of the aggregate number of Conversion Shares that are then issuable upon conversion of the Preferred Stock or otherwise pursuant to the Certificate of Designation (based on the Conversion Price [as defined in the Certificate of Designation] then in effect) and assuming that all Dividends that would accrue on the Preferred Stock for the immediately following 12 month period is payable in Common Stock, plus the aggregate number of Warrant Shares that are then issuable upon exercise of or otherwise pursuant to the Warrants, without regard to any limitation on the Buyer's ability to convert the Preferred Stock or exercise the Warrants (collectively, the “Target Registration Amount”). Notwithstanding the foregoing, if the Company is advised by the staff of the Commission in a written comment letter that it is not eligible to conduct the offering of the Preferred Stock under Rule 415 promulgated under the 1933 Act because of the number of shares sought to be included in the Registration Statement, then the Company may reduce (an “SEC Share Reduction”) the number of shares covered by such Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415 (“Rule 415 Eligible”). In the event of an SEC Share Reduction, the inclusion of the Underlying Preferred Shares in such initial Registration Statement shall take precedence over and shall not be cut back until the following securities of the Company are cut back and removed from such Registration Statement (in the following order): (i) any securities of the Company to be included in such Registration Statement pursuant to Section 3(r) and (ii) Warrant Shares. Any cut back of Underlying Preferred Shares will be applied pro rata to each holder in proportion to the aggregate Stated Value (as defined in the Certificate of Designation) of the Preferred Stock held by each Holder. In the event that, due to an SEC Share Reduction or otherwise, any Registration Statement filed hereunder shall (when combined with any previous Registration Statements that are current and effective) register a number of shares of Common Stock which less than the Target Registration Amount (a “Target Registration Shortfall”), then the unregistered portion of the Target Registration Amount (the “Target Registration Shortfall Amount”) shall be included in the next Additional Registration Statement (in accordance with Section 3(b) below).

The Company shall, by 9:30 a.m. New York City time on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424. The Company acknowledges that the number of shares initially included in each Registration Statement represents a good faith estimate of the maximum number of shares issuable upon conversion of the Preferred Stock or otherwise pursuant to the Certificate of Designation and exercise of or otherwise pursuant to the Warrants. Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Buyer prior to its filing or other submission.

b. PIGGY-BACK REGISTRATIONS. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall determine to file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to Buyer written notice of such determination and, if within fifteen (15) days after the effective date of such notice, the Buyer shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities the Buyer requests to be registered, except that if, (i) inclusion of such shares would result in the offering not being Rule 415 Eligible, or (ii) in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Buyer has requested inclusion hereunder (i) as would enable the offering to be Rule 415 Eligible or (ii) as the underwriter shall permit;

PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled by contract to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and

PROVIDED, FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which the Buyer is entitled to registration under this Section 2(d) is an underwritten offering, then the Buyer shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. Notwithstanding anything to the contrary set forth herein, the registration rights of the Buyer pursuant to this Section 2(b) shall only be available in the event the Company fails to timely file, obtain effectiveness or maintain effectiveness of any Registration Statement to be filed pursuant to Section 2(a) in accordance with the terms of this Agreement.

3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

a. The Company shall prepare promptly, and file with the Commission as soon as practicable after the date of the Closing under the Securities Purchase Agreement (the "Closing Date") (but no later than the Filing Deadline), Registration Statements with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its commercially reasonable efforts to cause each such Registration Statement relating to Registrable Securities to become effective no later than the Effectiveness Deadline, and except as provided in Section 3(e), shall keep the Registration Statement current and effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities for such Registration Statement have been sold and (ii) the date on which all of the Registrable Securities for such Registration Statement (in the opinion of counsel to the Buyer) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the 1933 Act, and (iii) two years from the date hereof (the "Registration Period").

b. The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to each Registration Statements and the prospectus used in connection with the Registration Statements as may be necessary to keep the Registration Statements current and effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statements until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statements. In the event of a Target Registration Shortfall (the date of each of which is referred to as a “Registration Trigger Date”), or in the event that on any Trading Day (as defined in the Certificate of Designation) (each such Trading Day is also referred to as a "Registration Trigger Date") the number of shares available under a Registration Statement filed pursuant to this Agreement is otherwise insufficient to cover all of the Registrable Securities issued or issuable upon conversion of the Preferred Stock or otherwise pursuant to the Certificate of Designation (based on the Conversion Price of the Preferred Stock [as defined in the Certificate of Designation] then in effect), exercise of or otherwise pursuant to the Warrants (based on the Exercise Price [as defined in the Warrants] then in effect), and otherwise issuable pursuant to the Transaction Documents, in each case without giving effect to any limitations on the Buyer' ability to convert the Preferred Stock, exercise the Warrants or otherwise receive shares of Common Stock pursuant to the Transaction Documents, the Company shall amend the Registration Statement, or file a new Registration Statement, or both (each, an “Additional Registration Statement”), so as to cover at least 150% of the total number of Registrable Securities so issued or issuable (based on the Conversion Prices of the Preferred Stock, the Exercise Prices of the Warrants, and other relevant factors on which the Company reasonably elects to rely, and without giving effect to any limitations on conversion of the Preferred Stock contained in the Certificate of Designation, limitations on exercise contained in the Warrants or limitations on conversion or exercise or other payment of shares contained in the Securities Purchase Agreement) as of the Registration Trigger Date (subject to an SEC Share Reduction, if applicable). The Company shall prepare and file each Additional Registration Statement as soon as practicable following any Registration Trigger Date, but not later than not later than the date that is thirty (30) days following the applicable Registration Trigger Date (the “Additional Registration Filing Deadline”) provided that, if Cutback Shares are required to be included in the Additional Registration Statement, the “Additional Registration Filing Deadline” shall mean the later of (i) the date that is sixty (60) days after the date substantially all (as such term is then interpreted by the Commission) of the Registrable Securities registered under the immediately preceding Registration Statement are sold and (ii) the date that is six (6) months following the date of effectiveness of the most recently effective Registration Statement or Additional Registration Statement filed hereunder. The Company shall use its commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective within ninety (90) days of the Registration Trigger Date (the “Additional Registration Effectiveness Deadline”) or as promptly as practicable in the event the Company is required to increase its authorized shares.

c. The Company shall furnish to the Buyer and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the Commission or the staff of the Commission, and each item of correspondence from the Commission or the staff of the Commission, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Buyer may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Buyer. The Company will promptly notify the Buyer by facsimile of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the Commission, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the Commission as soon as practicable and shall file an acceleration request as soon as practicable, but no later than three (3) business days (the "Acceleration Request Deadline"), following the resolution or clearance of all Commission comments or, if applicable, following notification by the Commission that any such Registration Statement or any amendment thereto will not be subject to review.

d. The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statements under such other securities or "blue sky" laws of such jurisdictions in the United States as the Buyer shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions;

e. As promptly as practicable after becoming aware of such event, the Company shall notify the Buyer of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Buyer as the Buyer may reasonably request; provided that, for not more than twenty (20) consecutive days (or a total of not more than sixty (60) days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Buyer in writing of the existence of (but in no event, without the prior notice to the Buyer, shall the Company disclose to the Buyer any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Buyer in writing to cease all sales under such Registration Statement until the end of the Allowed Delay, provided the above actions are consistent with the requirements of the 1933 Act and/or 1934 Act or other applicable law. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(e) with respect to the information giving rise thereto.

f. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify the Buyer who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

g. The Company shall use its commercially reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

h. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

i. At the request of the holders of a majority-in-interest of the Registrable Securities, the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

j. The Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority-in-interest of the Registrable Securities, except for securities which have contractual piggyback registration rights in effect at the time of the Initial Closing (as defined in the Securities Purchase Agreement). In addition, the Company shall not offer any securities for its own account or the account of others in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority-in-interest of the Registrable Securities.

k. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Buyer of Registrable Securities pursuant to a Registration Statement.

l. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the 1933 Act and the 1934 Act and the rules and regulations promulgated by the Commission).

m. Pre-Effective Amendment. Prior to the effective date of any Registration Statement, the Company shall use commercially reasonable efforts to file a pre-effective amendment in respect of any Registration Statement within 20 Business Days after the receipt of notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective.

4. Omitted.

5. OBLIGATIONS OF THE BUYER. In connection with the registration of the Registrable Securities, the Buyer shall have the following obligations:

a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Buyer that the Buyer shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Buyer of the information the Company requires from each Buyer.

b. The Buyer, by the Buyer's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless the Buyer has notified the Company in writing of the Buyer's election to exclude all of the Buyer's Registrable Securities from the Registration Statements.

c. In the event of an underwritten offering pursuant to Section 2(b) in which any Registrable Securities are to be included, the Buyer agrees to enter into and perform the Buyer's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Buyer has notified the Company in writing of the Buyer's election to exclude all of the Buyer's Registrable Securities from such Registration Statement.

d. The Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), the Buyer will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Buyer's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, the Buyer shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Buyer's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

e. No Buyer may participate in any underwritten registration hereunder unless the Buyer (i) agrees to sell the Buyer's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

f. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than ten (10) days following the date hereof.

6. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company.

7. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) the Buyer, (ii) the directors, officers, partners, managers, members, employees, agents and each person who controls any Buyer within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 7(b) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 10.

b. Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if Claim in respect thereof is to be made against any the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be.

PROVIDED, HOWEVER, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel retained by the Company, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Indemnified Persons, and such legal counsel shall be selected by Buyer, if the Buyer is entitled to indemnification hereunder. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced in its ability to defend such action. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

c. To the extent permitted by law, the Buyer will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees, or agents of the Company, if any (each, a "Company Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon a Claim arising out of or based upon any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, which occurs due to the inclusion by the Company in a Registration Statement of false or misleading information about the Buyer, where such information was furnished in writing to the Company by the Buyer for the purpose of inclusion in such Registration Statement.

8. CONTRIBUTION. To the extent any indemnification by the Company or a Buyer is prohibited or limited by law, the Company, and the Buyer, as the case maybe, agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law, based upon a comparative fault standard.

9. REPORTS UNDER THE 1934 ACT. With a view to making available to the Buyer the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the Commission that may at any time permit the Buyer to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. furnish to the Buyer so long as the Buyer owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Buyers to sell such securities pursuant to Rule 144 without registration.

10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by the Buyers to any transferee of all or any portion of Registrable Securities if: (i) the Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. In the event that the Buyer transfers all or any portion of its Registrable Securities pursuant to this Section, the Company shall have at least ten (10) days from the date transferee agrees in writing to be bound by this Agreement, and notice is given to the Company, to file any amendments or supplements necessary to keep the Registration Statement current and effective pursuant to Rule 415.

11. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, the Buyer (to the extent such Buyer still owns Registrable Securities) and Buyers who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Buyer and the Company.

12. MISCELLANEOUS.

a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company: To the address set forth immediately below such
Company’s name on the signature pages hereto.

With copy to:

Gregory W. Gribben
Woods Oviatt Gilman LLP
700 Crossroads Building
2 State Street
Rochester, New York 14614
Phone: (585) 987-2800
Fax: (585) 987-2975

If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

Each party shall provide notice to the other party of any change in address.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

e. This Agreement and the Securities Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. Except as otherwise provided herein, all consents and other determinations to be made by the Buyer pursuant to this Agreement shall be made by Buyers holding a majority of the Registrable Securities, determined as if the all of the Preferred Stock and Warrants then outstanding have been converted or exercised into for Registrable Securities.

k. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that the Buyer shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

l. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

n. The initial number of Registrable Securities included in any Registration Statement and each increase to the number of Registrable Securities included therein shall be allocated pro rata among the Buyers based on the number of Registrable Securities held by the Buyer at the time of such establishment or increase, as the case may be. In the event a Buyer shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Buyers, pro rata based on the number of shares of Registrable Securities then held by the Buyers. For the avoidance of doubt, the number of Registrable Securities held by a Buyer shall be determined as if all the Preferred Stock and Warrants then outstanding and held by a Buyer were converted into or exercised for Registrable Securities, without regard to any limitation on the Buyer's ability to convert the Preferred Stock or exercise the Warrants.

o. There shall be no oral modifications or amendments to this Agreement. This Agreement may be modified or amended only in writing.

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the 12th day of September, 2007.

COMPANY:	BUYER:

VirtualScopics, Inc.

By: /s/ Molly Henderson	By:
Print Name: Molly Henderson	Print Name:
Title: Chief Financial Officer	Title:

ADDRESS:	ADDRESS:
VirtualScopics, Inc. 500 Linden Oaks
Rochester, New York 14625 Phone: (585) 249-6231
Fax: (585) 218-7350	Phone:
Fax:

SCHEDULE OF BUYERS

Buyer	Address and Facsimile Number	Legal Representative’s Address and Facsimile Number

Bridgepointe Master Fund Ltd.	1120 Sanctuary Parkway Suite 325 Alpharetta, GA 30004 Facsimile: 770-777-5844	P. Bradford Hathorn, Esq. Roswell Capital Partners, LLC 1120 Sanctuary Parkway, Suite 325 Alpharetta, GA 30004 Facsimile: 770-777-5844

BayStar Capital III Investment Fund, L.P.	80 E. Sir Francis Drake Blvd. Suite 2B Larkspur, CA 94939 Facsimile: 415-834-4601	John O’Neill, Esq. Collette, Erickson, Farmer & O’Neill 235 Pine Stree Suite 1300 San Francisco, CA 94104 Facsimile: 415-788-6929

Crescent International, Ltd.	c/o Cantara (Switzerland) S.A. 84 Avenue Louis-Casal CH-1216 Cointrin/Geneva Switzerland Facsimile: +41 22 7917171	Feldman Weinstein & Smith LLP The Graybar Building 420 Lexington Avenue New York, New York 10170-0002 Facsimile: (212) 401-4741

Gemini Master Fund, Ltd.	c/o Gemini Strategies, LLC 12220 El Camino Real Suite 400 San Diego, CA 92130 Facsimile: (858) 505-8808	Steven Winters c/o Gemini Strategies, LLC 12220 El Camino Real Suite 400 San Diego, CA 92130 Facsimile: (858) 505-8808

Bristol Investment Fund, Ltd.	c/o Bristol Capital Advisors, LLC 10990 Wilshire Boulevard Suite 1410 Los Angeles, CA 90024 Facsimile: (310) 696-0334	Amy Wang, Esq. c/o Bristol Capital Advisors, LLC 10990 Wilshire Boulevard Suite 1410 Los Angeles, CA 90024 Facsimile: (310) 696-0334

Robert G. Klimasewski	19 Junction Road Honeoye Falls, NY 14472	19 Junction Road Honeoye Falls, NY 14472

SRK Management Co.	810 Seventh Avenue 41st Floor New York, New York 10019	810 Seventh Avenue 41st Floor New York, New York 10019

EGATNIV, LLC	150 West 46th Street 6th Floor New York, New York 10036 Facsimile: (212) 730-4306	Joshua Greenberg 150 West 46th Street 6th Floor New York, New York 10036 Facsimile: (212) 730-4306

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the Nasdaq Capital Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the brokerȭdealer solicits purchasers;

•	block trades in which the brokerȭdealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a brokerȭdealer as principal and resale by the brokerȭdealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	brokerȭdealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Brokerȭdealers engaged by the Selling Stockholders may arrange for other brokersȭdealers to participate in sales. Brokerȭdealers may receive commissions or discounts from the Selling Stockholders (or, if any brokerȭdealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the 1934 Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

Virtualscopics, Inc.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Virtualscopics, Inc. a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

1.Name.

(a)	Full Legal Name of Selling Securityholder:
________________________________________________

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:
_________________________________________________

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):
________________________________________________

2.Address for Notices to Selling Securityholder:

Telephone: __________
Fax: _______________
Contact Person: ______________

3. Broker-Dealer Status:

(a) Are you a broker-dealer?
Yes ☐  No ☐

(b) If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?
Yes ☐  No ☐

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c) Are you an affiliate of a broker-dealer?
Yes ☐  No ☐

(d) If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes ☐  No ☐

Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.
Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a) Type and Amount of other securities beneficially owned by the Selling Securityholder:

________________________________________________

________________________________________________

________________________________________________

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

_____________________________________________

_____________________________________________

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

___________________________

___________________________

___________________________

___________________________